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                                                                Exhibit 10.11(b)

                                 June 1, 1993


PAPA JOHN'S INTERNATIONAL, INC.
PJ FOOD SERVICE, INC.
11492 Bluegrass Parkway
Suite 175
Louisville, KY  40299


Gentlemen:

     Extra Cheese, Inc. hereby requests that the Franchise Fee for future outlets opened pursuant to its Development Agreement(s) be increased by $3500. In exchange, the $5,000 Dough Tray Fee payable under the Payment Agreement with PJ Food Service, Inc. will be eliminated. (PJ Food Service, Inc. will become a wholly owned subsidiary of Papa John's International, Inc. on June 15, 1993).

     Therefore, an additional $3,500 will be payable when each Franchise Fee is paid and the $5,000 Dough Tray Fee will no longer be payable. This change in fees shall be effective for all Franchise Agreements entered into after May 31, 1993, pursuant to existing Development Agreements.

                                       Very truly yours,

                                       Extra Cheese, Inc.
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                                       By: /s/ Douglas Stephens
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                                       Title: President
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